EXHIBIT 10.8
WAIVER TO CREDIT AGREEMENT

This WAIVER (this “Waiver”), dated as of October 31, 2019 among Baxter Healthcare SA, a corporation duly organized and existing under the laws of Switzerland (“Baxter Healthcare SA”), Baxter World Trade SPRL, a corporation duly organized and existing under the laws of Belgium (“Baxter World Trade SPRL”) (Baxter Healthcare SA and Baxter World Trade SPRL are each individually a “Borrower” and collectively, the “Borrowers”), J.P. Morgan Europe Limited, as administrative agent under the hereinafter defined Credit Agreement (the “Administrative Agent”), the other financial institutions signatory hereto and, solely for purposes of Section 8 hereof, Baxter International Inc., a Delaware corporation (the “Guarantor”).

R E C I T A L S:

A.The Borrowers, the Administrative Agent and certain financial institutions are parties to a Credit Agreement dated as of July 1, 2015 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of October 26, 2015, the “Credit Agreement”).
B.The Administrative Agent and the undersigned Banks wish to provide the Waiver on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
1. Definitions. Unless otherwise specified herein, all capitalized terms used herein shall have the meanings specified in the Credit Agreement.
2. Waiver. The Administrative Agent and the Majority Banks hereby waive any Unmatured Event of Default or Event of Default that may directly arise out of, or directly relate to, the investigation into certain intra-company transactions undertaken for the purpose of generating foreign exchange gains or losses, as more fully described under the heading “Investigation” in the Guarantor’s Form 8-K filed on October 24, 2019 (the “Specified Matters”); provided such Specified Matters shall include (i) any amendment to the Company’s periodic reports previously filed with the Securities and Exchange Commission the (“SEC”) to include restated financial statements that correct misstatements resulting from the Specified Matters, or inclusion in periodic reports filed with the SEC for future periods restated comparative financial statements that correct such misstatements (and any delay in the filing of any such amendment or future periodic report) and (ii) the correction of certain items that affect operating income that were immaterial to the Company’s previously reported results of operations, including the impact of the use of the foreign exchange rate convention to translate the results of the Company’s foreign operations into U.S. dollars and the impact of the incorrect accounting for placed equipment that the Company leases to its customers; provided, further, that the foregoing waiver shall automatically terminate and cease to be of any force and effect on December 31, 2019. This specific waiver applies only to the Specified Matters and only for the express circumstances described above. This specific waiver shall not be construed to constitute (x) a waiver of any other event, circumstance or condition or of any other right or remedy available to the Administrative Agent or any Bank pursuant to the Credit Agreement or any other Loan Document or other applicable law or (y) a custom or course of dealing or a consent to any departure by any Loan Party from any other term or requirement of the Credit Agreement or any other Loan Document. This Section 2 is a limited waiver and shall not be deemed to constitute a waiver of any other term, provision or condition of the Credit Agreement or any other Loan Document, as applicable, or to prejudice any right, power or remedy that Administrative Agent and the Banks may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or other applicable law.
3. Representations and Warranties of the Borrowers . Each Borrower represents and warrants that:
(a) the execution, delivery and performance by such Borrowers of this Waiver have been duly authorized by all necessary corporate action and that this Waiver is a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally; and
(b) no Event of Default or Unmatured Event of Default has occurred and is continuing.
4. Effective Time. This Waiver shall become effective on the date (the “Effective Time”) upon the execution and delivery hereof by the Borrowers, the Guarantor, the Administrative Agent and the Majority Banks.

US-DOCS\111531747.3

S&C Draft of October 30, 2019

5. Miscellaneous.
(a) Subject to the waiver contained herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(b) Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purposes.
(c) This Waiver may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed signature page of this Waiver by facsimile transmission or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
(d) Sections 11.09 and 11.10 of the Credit Agreement are hereby incorporated by reference into this Waiver, mutatis mutandis and the parties hereto agree that such provisions shall apply to this Waiver with the same force and effect as if set forth herein in their entirety.
6. Costs and Expenses. Each Borrower hereby agrees to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Waiver, including but not limited to the reasonable and documented fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.
7. Governing Law. This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.
8. Reaffirmation. The Guarantor hereby (a) consents to this Waiver and each of the transactions referenced herein and (b) reaffirms its obligations under the Guaranty.

[signature pages follow] 2

        IN WITNESS WHEREOF, the parties have executed this Waiver as of the date and year first above written.

BAXTER HEALTHCARE SA

By: /s/ James Saccaro  Name: James Saccaro
Title: Authorized Representative

BAXTER WORLD TRADE SPRL

By: /s/ James Saccaro  Name: James Saccaro
Title: Authorized Representative

[signature page to Waiver]

BAXTER INTERNATIONAL INC.

By: /s/ James Saccaro  Name: James Saccaro
Title: Executive Vice President and Chief Financial Officer

[signature page to Waiver]

J.P. MORGAN EUROPE LIMITED, as Administrative Agent

By: /s/ Fatma Mustafa
Name: Fatma Mustafa
Title: Vice President
[signature page to Waiver]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Bank

By: /s/ Erik Barragan
Name: Erik Barragan
Title: Authorized Officer

[signature page to Waiver]

CITIBANK, N.A., LONDON BRANCH, as Bank

By: /s/ Sahir Mudasar
Name: Sahir Mudasar
Title: Vice President
[signature page to Waiver]

DEUTSCHE BANK AG, LONDON BRANCH, as Bank

By: /s/ David Garcia-Capel
Name: David Garcia Capel
Title: Director

By: /s/ Violaine Averous
Name: Violaine Averous
Title: Director
[signature page to Waiver]

BANK OF AMERICA, N.A., as Bank

By: /s/ Yinghua Zhang
Name: Yinghua Zhang
Title: Director
[signature page to Waiver]

BARCLAYS BANK PLC, as Bank

By: /s/ Stephanie Crombie
Name: Stephanie Crombie
Title: Director
[signature page to Waiver]

CREDIT SUISSE INTERNATIONAL, as Bank

By: /s/ N. Grant
Name: N. Grant
Title: Director

By: /s/ Brian Fitzgerald
Name: Brian Fitzgerald
Title: Authorised Signatory
[signature page to Waiver]

UBS AG, STAMFORD BRANCH, as Bank

By: /s/ Darlene Arias
Name: Darlene Arias
Title: Director

By: /s/ Anthony Joseph
Name: Anthony Joseph
Title: Associate Director

[signature page to Waiver]